POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JUNE 26, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares DWA Industrials Momentum Portfolio

Effective prior to the open of the markets on July 1, 2015 (“the “Effective Date”), Dorsey Wright & Associates, LLC will implement a change to the methodology of the DWA Industrials Technical Leaders™ Index (the “Underlying Index”), the underlying index for PowerShares DWA Industrials Momentum Portfolio.

As of the Effective Date, all references in the summary prospectus to the Underlying Index (i) will include the registered symbol “®” following the words “Dorsey Wright” in the index name, and (ii) will delete the trademark symbol “™” following the words “Technical Leaders” in the index name. Additionally, as of the Effective Date, securities eligible for inclusion in the Underlying Index must be constituents of the NASDAQ US Benchmark Index.

Therefore, as of the Effective Date, the second sentence of the first paragraph of the section titled “Principal Investment Strategies” on page 1 of the summary prospectus is revised to read as follows:

The Underlying Index is composed of at least 30 common stocks of companies in the industrials sector that have powerful relative strength characteristics and that are selected from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index.

Please Retain This Supplement for Future Reference.

P-PRN-SUMPRO-1 SUP-1 062615